Exhibit 32.2

                       CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION 906
                         OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis LaPrairie, principal accounting officer of AAA Energy, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of AAA Energy, Inc., for the fiscal year ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of AAA Energy, Inc.


/s/ Dennis LaPrairie
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Dennis LaPrairie
Principal Accounting Officer
November 2 , 2006